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                                  EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
V.I. Technologies, Inc.


We consent to the use of our report dated January 15, 1999 incorporated herein by reference.


                                  /s/ KPMG LLP


Melville, New York
January 7, 2000